Exhibit 10.1

                                  May 29, 2001



Guaranty Bank
8333 Douglas Avenue
Dallas, Texas 75225

     Re: Modification of an existing $65,000,000.00 guidance line from Guaranty Bank, a federal savings bank (formerly known as "Guaranty Federal Bank, F.S.B.") ("Lender") to Legacy/Monterey Homes L.P., an Arizona corporation ("Borrower"); such loan and other indebtedness being guaranteed by Meritage Corporation, a Maryland corporation, MTH-Texas GP, Inc., an Arizona corporation and MTH-Texas LP, Inc., an Arizona corporation (collectively referred to as "Guarantor")

Gentlemen:

     Reference is made to that certain Master Loan Agreement dated as of January 31, 1993 (and all amendments thereto, if any) (the "Loan Agreement ") between Lender and Borrower governing a $65,000,000.00 loan (as decreased) (the "Loan") for the acquisition and/or refinancing of residential lots located in certain counties in the State of Texas as described therein, and the construction of single-family residences thereon. Unless otherwise expressly defined herein, each term used herein with its initial letter capitalized shall have the meaning given to such term in the Loan Agreement. As used in this letter agreement, the term "Loan Instruments" shall mean and include (i) the "Loan Instruments" as defined in the Loan Agreement, (ii) the Seventh Modification Agreement dated as of even date herewith, executed by and between the parties hereto, and (iii) this letter agreement and all other documents executed in conjunction herewith (and all amendments thereto, if any).

     Borrower and Lender desire to amend and modify certain terms and provisions of the Loan and the Loan Instruments as follows:

     1. The stated maturity date of the Note is hereby extended to and including May 31, 2002, when the entire unpaid principal balance of the Note, together with all accrued and unpaid interest shall be due and payable; provided, however, such date may be extended as set forth in Paragraph 9 of the Loan Agreement (as amended hereby).

     2. Paragraph 2 (b) of the Loan Agreement is hereby modified by deleting such paragraph in its entirety and replacing it with the following:
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Guaranty Bank
May 29, 2001
Page 2

          (b) With respect to any Property located in the State of Texas, Mortgagee Title Policy Binder on Interim Construction Loan, or with respect to Property located in any other state, an ALTA Lender's extended policy of Title Insurance (either form being referred to as the "Policy"), issued by a company or companies acceptable to Lender, agreeing to insure Lender, in the aggregate amount of the Loan Allocation (as hereinafter defined) for each Property covered by such Mortgage (the "Aggregate Loan Allocation"), that such Mortgage and any other liens securing the payment of the Note and Loan have the priority required by Lender. If required by Lender, the Policy shall be extended to cover each and every advance at the time such advance is made; provided, however, the maximum title insurance for title insurance underwriters must be acceptable to Lender, and if required by Lender, from time to time, Borrower shall cause to be issued to Lender an additional Policy or Policies, in such amounts and from such title insurance underwriters, as are acceptable to Lender.

     3. Paragraph 2(l) of the Loan Agreement is hereby modified by deleting such paragraph in its entirety and replacing it with the following:

          (l) Lender may require as a condition to each advance, a bills-paid affidavit from each original contractor and subcontractor, to be submitted with each draw request, together with any other information required or permitted, as determined by Lender, under applicable law in the state in which the Property is located (including, without limitation, requests for information, notices of contract, notices of payments, interim waivers and release upon payment or lien subordination agreements).

     4. Paragraph 6 (a) of the Loan Agreement is hereby modified by deleting such paragraph in its entirety and replacing it with the following paragraph:

          (a) Prior to the recordation of any Mortgage, no work (as that term may be defined under applicable law for the state in which the particular Property is located) of any kind (including the destruction or removal of any existing improvements, site work, clearing, grubbing, draining, erection of temporary utilities or fencing of the Property) pertaining to the construction of any of the Residences, has been or will be commenced or performed upon the Property and no material (as that term may be defined under applicable law for the state in which the particular Property is located) or equipment has been or will be delivered to or upon the Property, and no construction contract for the construction of erection of any of the Residences has been or will be let (and if required by Lender, prior to commencement of such work or delivery of such materials, Borrower shall execute and deliver to Lender any notice of commencement [in form and content satisfactory to Lender] as may be required or permitted, in the determination of Lender, under applicable law).

Guaranty Bank
May 29, 2001
Page 3

     5. Paragraph 8 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          8. REVOLVING LOAN. All or any portion of the principal of the Loan may be borrowed, paid, prepaid, repaid and reborrowed from time to time prior to maturity in accordance with the provisions of the Loan Instruments. The excess of borrowing (advances and re-advances) over repayments shall evidence the principal balance of the Loan from time to time and at any time. The aggregate amount of all advances under the Loan may exceed the Loan Amount, but neither the outstanding principal balance of the Loan nor the outstanding aggregate amount of the Loan Allocations shall ever exceed the Loan Amount. The Loan shall not be governed by or be subject to Chapter 15 of the Texas Credit Code Title 79, Revised Civil Statutes of Texas, 1925, as amended.

          The maximum total Loan Allocations and Letters of Credit under the Loan at any time shall be limited to $125,000,000.00, which sum shall consist of the following:

          (a) the total of all Loan Allocations for Property (Texas and Arizona) secured by Mortgages, plus;

          (b) the amount of any Letters of Credit (when issued, if any);

          provided, however, that the $125,000,000.00 Loan Allocation limitation set forth in this sentence shall be increased by an amount equal to any cash deposits made by Borrower with Lender as security for the Loan and as a Borrower's Deposit under Paragraph 5 of the Loan Agreement (with each such deposit to be advanced by Lender to Borrower prior to the disbursement of loan proceeds upon the satisfaction of conditions for advances under this Loan Agreement). Borrower shall execute and deliver to Lender such documents as may be necessary to establish such account and to grant Lender a security interest in the same.

          Notwithstanding any provision in the Loan Instruments to the contrary, in no event shall the sum of (i) the aggregate amounts advanced under the Note, and (ii) the amount of any Letters of Credit (when issued, if any) exceed a total of $75,000,000.00, notwithstanding that the maximum total Loan Allocations and Letters of Credit under the Loan may exceed such $75,000,000.00 total; and consequently, Lender shall have no obligation to disburse additional funds in the event the sum of (i) the aggregate amounts advanced or to be advanced (including all Loan Allocations) under the Note, and (ii) the amount of any Letters of Credit (when issued, if any) exceed a total of $75,000,000.00.

Guaranty Bank
May 29, 2001
Page 4

          Notwithstanding any provisions in the Loan Instruments to the contrary, if at anytime the aggregate disbursed and unpaid principal balance of the Loan (together with the aggregate amount of any Letters of Credit under the Loan) exceed $75,000,000.00, then Borrower shall immediately (following written demand by Lender) deliver to Lender a cash amount equal to such excess, which cash amount shall be applied to the principal balance of the Loan in order that such aggregate amount shall be reduced to $75,000,000.00.

     6. Paragraph 13 of the Loan Agreement is hereby modified by deleting such paragraph in its entirety and replacing it with the following paragraph:

          13. CHOICE OF LAW. THE LOAN INSTRUMENTS ARE EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND THE LOAN IS PAYABLE THERE. EXCEPT WHERE FEDERAL LAW IS APPLICABLE (INCLUDING, WITHOUT LIMITATION, ANY FEDERAL USURY CEILING OR OTHER FEDERAL LAW WHICH, FROM TIME TO TIME, IS APPLICABLE TO THE INDEBTEDNESS HEREIN AND WHICH PREEMPTS STATE USURY LAWS), THIS LOAN AGREEMENT, THE NOTE, THE MORTGAGES AND THE OTHER LOAN INSTRUMENTS SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE LAW OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED GOVERNS THE PERFECTION AND DETERMINATION OF LIEN RIGHTS AND PRIORITY, AND THE ENFORCEMENT OF REMEDIES AND THE DISPOSITION OF THE PROPERTY.

     7. Loan Agreement is hereby modified by deleting Paragraph 20 of the Loan Agreement in its entirety and replacing it with the following:

          20. LETTERS OF CREDIT: At Lender's sole and absolute discretion, Lender shall issue letters of credit (the "Letters of Credit") for the benefit of Borrower for the purposes set forth below; provided, that during the term of the Loan, the aggregate amount of any outstanding Letters of Credit and the amount of any Letters of Credit funded by Lender shall never exceed the lesser of (a) a sum derived by subtracting the total aggregate sum of all Loan Allocations from $75,000,000.00, or (b) $10,000,000.00.
     Furthermore, the amount of the Letters of Credit (when issued, if any) shall reduce the Borrowing Base. In addition to any other requirements of Lender, and as a condition to the issuance of any Letters of Credit,
     Borrower shall execute and deliver to Lender a Letter of Credit Application, Reimbursement and Loan Agreement, in the same form and substance of the document attached hereto as Exhibit D. Concurrently with the issuance of, or renewal of, any Letters of Credit, Borrower shall pay to Lender a

Guaranty Bank
May 29, 2001
Page 5

     fee equal to the greater of (a) $250.00, or (b) one-half of one percent (1/2%) of the amount of each such Letters of Credit.

     8.  Exhibit A to the Loan  Agreement  is hereby  modified by deleting  such exhibit in its entirety and replacing it with Exhibit A attached hereto.

     9. All Loan Instruments hereby are amended and modified in a manner consistent with the modifications, terms and/or provisions contained herein. Except as modified hereby, all the terms, provisions and conditions of the Loan Instruments shall remain in full force and effect.

     10. This letter agreement constitutes the "Letter Agreement" referred to in the Sixth Modification Agreement of even date herewith executed by and between the parties hereto.

     11. The terms and provisions of this letter agreement may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Lender and Borrower.

     12. Each Guarantor by its execution hereof agree to the amendments and modifications to the Loan Instruments set forth herein and in the prior amendments and modifications to the Loan Instruments and agree that all of such modifications do not and will not waive, release or in any manner modify either Guarantor's obligations and liabilities under and pursuant to the Guaranty.

             (The balance of this page is intentionally left blank.)

Guaranty Bank
May 29, 2001
Page 6

     If this letter agreement correctly sets forth our understanding of the subject matter contained herein, please indicate this by executing this letter agreement in the space furnished below and then return a fully-executed copy to the undersigned.

                                        Very truly yours,


                                        BORROWER:


                                        LEGACY/MONTEREY HOMES L.P.,
                                        an Arizona limited partnership


                                        BY: MTH-TEXAS GP, INC.,
                                            an Arizona corporation,
                                            General Partner


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice-President

Guaranty Bank
May 29, 2001
Page 7



                                        GUARANTOR:


                                        MERITAGE CORPORATION,
                                        a Maryland corporation


                                        By: /s/ John R. Landon
                                            ------------------------------------
                                            Name: John R. Landon
                                            Title: Co-Chief Executive Officer



                                        MTH-TEXAS GP, INC.,
                                        an Arizona corporation,


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President



                                        MTH-TEXAS LP, INC.,
                                        an Arizona corporation


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President

Guaranty Bank
May 29, 2001
Page 8

ACCEPTED AND AGREED TO:


LENDER:


GUARANTY BANK,
a federal savings bank



By: /s/ Sam A. Meade
    ----------------------------
    Name: Sam A. Meade
    Title: Senior Vice President

                                    EXHIBIT A

                                TO LOAN AGREEMENT


1. Introductory Paragraph. RESIDENCE AND INVENTORY LOT LIMITATIONS. At any given time, Residences and Inventory Lots financed under the Loan shall be limited to the following numbers, unless modified by Lender in writing:

     Total Residences:   Nine Hundred Fifty (950).
     Specs:              One Hundred Sixty (160).
     Models:             Seventy (70).
     Inventory Lots:     One Thousand Four Hundred (1,400).

     Borrower may increase the number of Specs allowed above by the same number by which Borrower is short of Models allowed above. Borrower covenants and agrees not to allow, and is prohibited from allowing, any more than fifteen
     (15) Specs, four (4) Models or two hundred (200) Inventory Lots to exist in any Approved Subdivision (as hereinafter defined).

     The outstanding aggregate amount of the Loan Allocations for all Specs and Models at any time shall never exceed $31,250,000.00.

     The outstanding aggregate amount of the Loan Allocations for all Inventory Lots at any time shall never exceed $22,500,000.00.

     The term "Specs" means a Residence which is not a Model and is not Under Contract.

     The term "Model" means a Residence specifically utilized for the purposes of marketing other residential products.

     The term "Under Contract" shall mean Residences under written contract to sell to bona fide third parties unrelated to Borrower, having no contingency or any other conditions not reasonably susceptible to being satisfied, providing for earnest money deposits of at least $2,000.00, and for which Lender has received preliminary loan approval from a bona fide residential permanent lender.

     The term "Inventory Residence" means any Residence which is not a Model.

2. Introductory Paragraph. APPROVED SUBDIVISIONS. The following subdivisions and any additional subdivisions approved in writing by Lender (the "Approved Subdivisions") are approved by Lender for the Residences and Inventory Lots:

     Subdivision                                  County
     -----------                                  ------
     Auburn Ridge - Pinelakes                     Harris

EXHIBIT A, - PAGE 1

     Bethany Ridge                                Collin
     Candle Meadow                                Dallas
     Canyon Gate at The Brazos                    Fort Bend
     Canyon Gate at Cinco Ranch                   Fort Bend
     Cypress Mills                                Harris
     Cypress Point                                Denton
     Parks at Deer Creek                          Tarrant
     El Dorado Heights                            Collin
     Forest Creek                                 Williamson
     Forest Oaks                                  Denton
     Hillcrest Estates                            Collin
     Indian Pointe Estates                        Dallas
     Lakeside Village Estates                     Dallas
     Legend Bend                                  Denton
     Legend Crest                                 Collin
     McCreary Estates                             Tarrant
     Parkwood Hills                               Tarrant
     Pine Lakes                                   Harris
     Plum Creek                                   Hays
     Ryan Ranch                                   Denton
     Springbrook Glen                             Williamson
     Spring Meadow                                Collin
     Stone Gate                                   Tarrant
     Stone Meadow                                 Tarrant
     Village at Western Oaks                      Travis
     Westchester Square                           Dallas
     Westwood Shores                              Dallas
     Wimbledon Champions                          Harris
     Winding Hollow                               Dallas
     Windy Hills Farm                             Collin

3. Introductory Paragraph. APPROVED PRICE RANGE. The Residences shall be in the $70,000.00 to $400,000.00 price range; provided, however, Residences in any Approved Subdivision in the Austin, Texas metropolitan area may have a $70,000.00 to $900,000.00 price range.

4. Paragraph 1(c). GUARANTOR. Guarantor of the Loan shall be: Meritage Corporation, a Maryland corporation; MTH-Texas G.P., Inc., an Arizona corporation; and MTH-Texas L.P., Inc., an Arizona corporation.

5.   Paragraph 2(h). LOAN FINANCE CHARGE. None.

6. Paragraph 2(k) and 6(g). INSPECTION FEE. An inspection fee of $30.00 per Residence shall be paid to Lender on the day the Mortgage pertaining to such Residence is recorded in the Real Property Records.

EXHIBIT A, - PAGE 2

7. Paragraph 4(c). LOAN RATIOS. With respect to Residences Under Contract, the Loan Allocation shall not exceed the lesser of (1) one hundred percent (100%) of the direct costs of a Property, as determined by Lender or, (2) eighty percent (80%) of the lowest of the values as provided in Paragraph 4(c) (i), (ii) and (iii) of this Loan Agreement.

     With respect to Specs, Models and Inventory Lots, the Loan Allocation shall not exceed the lesser of (1) one hundred percent (100%) of the direct costs of a Property, as determined by Lender or, (2) seventy-five percent (75%) of the lowest of the values as provided in Paragraph 4(c) (i), (ii) and
     (iii) of this Loan Agreement.

8. Paragraph 6(q). OTHER ENTITIES. The Mortgages shall additionally secure all other indebtedness now or hereafter owed by the following entities to
     Lender: None.

9. Paragraph 6(s). REQUIRED RELEASES. Borrower shall cause: (a) Inventory Residences to be released from a Mortgage nine (9) months from the day such Mortgage is recorded in the Real Property Records, (b) Models to be released from a Mortgage twenty-four (24) months from the day such Mortgage is recorded in the Real Property Records, and (c) Inventory Lots to be released from a Mortgage twelve (12) months from the day such Mortgage is recorded in the Real Property Records; provided, however, if no default then exists under any Loan Instruments, Lender may, at its option, extend the Required Release Date for periods of six (6) months (the "Extended Release Date"); provided, such Extended Release Date shall in no event go beyond the Stated Maturity Date (as hereinafter defined) or the Extended Maturity Date (as hereinafter defined), if applicable.

10. Paragraph 7. REQUIRED PRINCIPAL REDUCTIONS. Prior to the date that Lender gives Borrower the notice described in Paragraph 4(f) above, the following shall apply: in the event a Property has been granted an Extended Release Date (as provided in Paragraph 9 of this Exhibit A) and a Mortgage remains covering such Property beyond the following periods from the date such Mortgage is recorded, then Borrower shall make a principal payment of the
     Note in an amount equal to ten percent (10%) of the Loan Allocation with respect to such Property (and the Loan Allocation for such Property shall be reduced by the same amount), as determined by Lender:

     Inventory Residences:    Fifteen (15) months.
     Models:                  Twenty-four (24) months.
     Inventory Lots:          Twelve (12) months.

     From and after the date that Lender gives Borrower the notice described in Paragraph 4(f) of the Loan Agreement, the following shall apply: in the event a Property has been granted an Extended Release Date, as provided in Paragraph 9 of this Exhibit A, Borrower shall make a principal payment on the Note of ten percent (10%) of that portion of the Loan advanced by Lender for such Property, within the following periods from the date a Mortgage covering such Property is recorded in the Real Property Records:

EXHIBIT A, - PAGE 3

     Inventory Residences:    Fifteen (15) months.
     Models:                  Twenty-four (24) months.
     Inventory Lots:          Twelve (12) months.

11. Paragraph 9. MATURITY AND EXTENSION. The maturity date of the Note shall be the later of the maturity date as provided in the Note (May 31, 2002) (the "Stated Maturity Date"), or nine (9) months after the recording in the Real Property Records of the last Mortgage (the "Extended Maturity Date") approved by Lender and recorded prior to the expiration of the Stated Maturity Date. After the Stated Maturity Date, no additional Mortgage shall be recorded.

12. Paragraph 10. ADDITIONAL DEFAULTS. In addition to the events of default stipulated in the Loan Instruments, it shall be a default under this Loan Agreement if Borrower fails to comply with any of the following: None.

13. Paragraph 11. ADDITIONAL LOAN COVENANTS. Borrower shall fully perform and satisfy the following "Additional Loan Covenants":

     (a) The aggregate net worth of Borrower (determined in accordance with generally accepted accounting principles, consistently applied) shall not fall below $40,000,000.00.

     (b) The ratio of total liabilities to equity (as determined by Lender) shall not exceed 3.0 to 1.0.

     (c)  John Landon shall at all times retain management control of Borrower.

     (d) In no event shall Meritage Corporation, a Maryland corporation, be in default under any secured indebtedness.

     If Borrower or Guarantor (if applicable to Guarantor) breaches any of the Additional Loan Covenants then, at Lender's election, no additional
     Mortgages shall be recorded in the Real Property Records; provided, however, that a breach of any Additional Loan Covenants shall not be considered a default under the Loan Instruments.

14. Paragraph 16(d). RELEASE PRICE. The partial release price shall be a cash amount equal to the Loan Allocation for the Property multiplied by the Stage (expressed as a percentage) of the Property, all as determined by Lender; provided, however, if Lender shall have given Borrower the notice described in Paragraph 4(f) of the Loan Agreement, then the partial release price shall be an amount in cash equal to one hundred and one hundred percent (100%) of the outstanding balance of the Loan advanced by Lender for the Property.

15. Paragraph 16(e). EXTENSION FEE. If Lender extends the Required Release Date, as provided in Paragraph 9 of this Exhibit A, Borrower shall pay to Lender an extension fee of one percent (1%) of that portion of the Loan advanced by Lender for each such

EXHIBIT A, - PAGE 4

     Property times a fraction, the numerator of which is the number of days the Required Release Date is extended and the denominator of which is 365.

EXHIBIT A, - PAGE 5